UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)

November 6, 2009

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Harcom Productions, Inc.

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(Exact Name of Registrant as Specified in Its Charter)

Oklahoma

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(State or Other Jurisdiction of Incorporation)

333-139685

73-1556790

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(Commission File Number)

 (IRS Employer Identification No.)

5459 South Mingo Rd., Ste A, Tulsa, OK 74146

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(Address of Principal Executive Offices) (Zip Code)

(918) 664-9933

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(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On November 6, 2009, the Board of Directors of the Registrant dismissed Seale and Beers, CPA’s, its independent registered public accounting firm. On the same date, November 6, 2009, the accounting firm of Sutton, Robinson Freeman and Co. P.C. was engaged as the Registrant's new independent registered public accounting firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Seale and Beers, CPA’s and the engagement of Sutton, Robinson Freeman and Co. P.C. as its independent auditor. The report of Seale and Beers, on the quarter ended June 30, 2009 did not contain an adverse opinion or disclaimer of opinion, or was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's Form 10-Q for the same period contained a going concern qualification in the registrant's Notes to Financials.

There were no disagreements with Seale and Beers, CPA’s on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements, nor were there any up to and including the time of dismissal on November 6, 2009.

The registrant has requested that Seale and Beers furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

b) On November 6, 2009, the registrant engaged Sutton, Robinson Freeman and Co. P.C. as its independent accountant. During the two most recent fiscal years, the interim periods preceding the engagement, and through November 6, 2009, the registrant has not consulted Sutton, Robinson Freeman and Co. P.C., regarding any of the matters set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

a) Not Applicable.

b) Not Applicable.

c) Exhibits

No.	Exhibit

16.1	Letter from Seale and Beers, CPA’s Moore and Associates, November 9, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2009

By: /s/ Shane Harwell

Name: Shane Harwell

Title: President, Secretary,

and Chairman of the Board

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

16.1	Letter from Seale and Beers, CPA’s Moore and Associates, November 9, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K

3